UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 29, 2008

BOIS d'ARC ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-32494	90-0261379
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street
Suite 5200
Houston, Texas 77002
(Address of principal executive offices)

(713) 228-0438
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On February 29, 2008, Bois d'Arc Energy, Inc. (the "Company") sent a notice (the "Notice") to its directors and executive officers informing them that, in order to implement a transition to a new recordkeeper for the Bois d'Arc Energy, Inc. 401(k) Plan (the "Plan"), Plan participants will be unable to direct or diversify the investments in their Plan accounts, including shares of the Company's common stock, or obtain distributions from the Plan, during the period beginning on April 1, 2008 at 4 p.m. (Eastern Time) and ending May 30, 2008 (the "Blackout Period").

The Notice also states that, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002, the Company's directors and executive officers will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring shares of the Company's common stock during the Blackout Period.  A copy of the Notice is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01            Financial Statements and Exhibits

Exhibit 99.1	Notice to Directors and Executive Officers of Bois d'Arc Energy, Inc. dated February 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOIS d'ARC ENERGY, INC.

Dated: February 29, 2008	By:	/s/ ROLAND O. BURNS
Roland O. Burns
Senior Vice President, Chief Financial Officer and Secretary